                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 23, 2003

                         AMERICAN ENERGY PRODUCTION INC.
             (Exact name of registrant as specified in its charter)

    Delaware                      333-52812                   74-2945581
(State or other               (Commission File              (IRS Employer
 jurisdiction)                    Number)                 Identification No)

                    P.O. Box 1406 Mineral Wells, Texas 76068
                    (Address of principal executive offices)

                                  210-410-8158
                           (Issuer's telephone number)

                310 Kitty Hawk Road, Universal City, Texas 78148
          (Former name or former address, if changed since last report)

Item 5. Other Events

        American Energy Production will move the Company offices from Universal
City, Texas to Mineral Wells, Texas on August 1, 2003, to be closer to their recently acquired oil and gas properties in Comanche and Eastland counties,
Texas. The new address is available now and the temporary telephone number is listed above.

                         AMERICAN ENERGY PRODUCTION INC.

                                  July 23, 2003

EXECUTED:  7-23-03

By: Charles Bitters
    Sole Director

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the under signed, there unto duly authorized.

                                   American Energy Production Inc.
                                   ----------------------------
                                   (Registrant)

                                   /s/ Charles Bitters
                                   -----------------------------
                                   Charles Bitters
                                   Sole Director